Annual Meeting May 16, 2007 Annual Meeting May 16, 2007

Forward Looking Statements Statements contained in this presentation, which are not historical facts, are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

Financial Results

YTD YTD % 12/31/2006 12/31/2005 Change Net Interest Income $10,927,108 $10,723,890 1.9% Provision $60,000 $302,000 -80.1% Non-Interest Income $2,427,455 $2,119,237 14.5% Non-Interest Expense $7,938,373 $7,424,639 6.9% Earnings $3,884,247 $3,701,332 4.9% Earnings Per Share (Basic) $2.74 $2.63 4.2% Operating Results

Commitment To Strategic Focus

Cortland Loan Production Office Dennis E. Linville

Newbury Branch

Emerald Bank Glenn E. Aidt

Entry into a high growth market 2nd highest median income - Ohio cities with a population over 20,000 Access to high net worth customers and business starts Provides geographic diversification Opportunity to cross-sell non-bank financial products EMERALD BANK: A STRATEGIC TRANSACTION

Middlefield Banc Corp. Banking Footprint

High-quality loan growth Increase deposit market share Improve operating performance Increase visibility with investors Enhance shareholder value Ongoing Priorities

"You will get all you want in life if you help enough other people get what they want."

Donald D. Hunter Chairman, Board of Directors

Thank You for your support

Middlefield Banc Corp.

Annual Meeting
May 16, 2007


[Redefining a Community Bank]
2006 Annual Report

mbc Middlefield Banc Corp

Forward Looking Statements

Statements contained in this presentation, which are not historical facts, are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

Financial Results


[Growth]
growth [grohth] –n.
anticipated progressive development especially in capital value and income


Total Assets
Thousands
$197,858
$226,246
$262,369
$291,214
$311,214
$340,852
2001
2002
2003
2004
2005
2006
mbc


Net Loans Outstanding
Thousands
$150,766
$172,643
$190,359
$213,030
$231,214
$246,342
2001
2002
2003
2004
2005
2006
mbc

Non-Performing Loans to Average Loans


MBCN
Peer
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.71%
0.95%
0.88%
0.74%
0.78%
0.71%
0.61%
0.68%
0.55%
0.19%
0.31%
0.26%
2001
2002
2003
2004
2005
2006

mbc

Net Loss to Average Total Loans



0.40%
0.30%
0.20%
0.10%
0.00%
Peer
MBCN
0.22%
0.24%
0.22%
0.16%
0.13%
0.11%
0.09%
0.04%
0.05%
0.04%
0.04%
0.02%
2001
2002
2003
2004
2005
2006

mbc

Non-Performing Loans to Loan Reserve


In Millions
$4.0
$3.0
$2.0
$1.0
$0.0
Non Performing Loans
Loan Loss Reserve
2001
2002
2003
2004
2005
2006

mbc



Deposits
Thousands
$167,383
$187,384
$219,840
$239,885
$249,450
$271,050
2001
2002
2003
2004
2005
2006
mbc

Equity Capital


Thousands
$19,787
$21,746
$23,504
$24,822
$27,289
$30,464
2001
2002
2003
2004
2005
2006



Net Income
Thousands
$2,271
$2,501
$2,799
$3,273
$3,701
$3,884
2001
2002
2003
2004
2005
2006
mbc

Operating Results

	YTD 12/31/2006	YTD 12/31/2005	% Change
Net Interest Income	$10,927,108	$10,723,890	1.9%
Provision	$60,000	$302,000	-80.1%
Non-Interest Income	$2,427,455	$2,119,237	14.5%
Non-Interest Expense	$7,938,373	$7,424,639	6.9%
Earnings	$3,884,247	$3,701,332	4.9%
Earnings Per Share (Basic)	$2.74	$2.63	4.2%

Efficiency Ratio


56.50%
55.78%
57.59%
57.79%
54.17%
57.21%
2001
2002
2003
2004
2005
2006

Return on Average Equity



11.89%
12.08%
12.39%
13.36%
14.43%
13.59%
2001
2002
2003
2004
2005
2006

mbc

Return on Average Assets


1.22%
1.17%
1.13%
1.17%
1.23%
1.22%
2001
2002
2003
2004
2005
2006


Earnings per share
$1.61
$1.77
$1.99
$2.30
$2.63
$2.74
2001
2002
2003
2004
2005
2006
mbc

Dividends Per Share


$0.55
$0.61
$0.69
$0.75
$0.84
$0.91
2001
2002
2003
2004
2005
2006

mbc

Ohio Performance Summary: Profitability

Top 10 Ohio Public Institutions: Core ROAA

	Institution	Ticker	City	Core ROAA (%)
1	Killbuck Bancshares, Inc.	KLIB	Killbuck	1.74
2	Park National Corporation	PRK	Newark	1.68
3	First Bank of Ohio	FBOO	Tiffin	1.48
4	Huntington Bancshares Incorporated	HBAN	Columbus	1.42
5	Fifth Third Bancorp	FITB	Cincinnati	1.36
6	Minster Bank	MSOH	Minster	1.33
7	Sky Financial Group, Inc.	SKYF	Bowling Green	1.33
8	KeyCorp	KEY	Cleveland	1.29
9	Croghan Bancshares, Inc.	CHBH	Fremont	1.22
10	Middlefield Banc Corp.	MBCN	Middlefield	1.22

Top 10 Ohio Public Institutions: Core ROAE

	Institution	Ticker	City	Core ROAE (%)
1	Huntington Bancshares Incorporated	HBAN	Columbus	16.68
2	Park National Corporation	PRK	Newark	16.46
3	KeyCorp	KEY	Cleveland	15.37
4	Minster Bank	MSOH	Minster	15.19
5	Killbuck Bancshares, Inc.	KLIB	Killbuck	14.57
6	Fifth Third Bancorp	FITB	Cincinnati	14.27
7	Ohio Savings Financial Corporation	OHSF	Cleveland	13.75
8	Middlefield Banc Corp.	MBCN	Middlefield	13.60
9	Sky Financial Group, Inc.	SKYF	Bowling Green	12.86
10	Citizens Independent Bancorp, Inc.	CZMO	Logan	12.37

mbc Middlefield Banc Corp

Ohio Performance Summary: Total Return

Top 10 Ohio Public Institutions: 3-Year Total Return

	Institution	Ticker	City	3-Year Total Return (%)
1	Ohio Savings Financial Corporation	OHSF	Cleveland	76.80
2	Middlefield Banc Corp.	MBCN	Middlefield	45.27
3	Indian Village Bancorp, Inc.	IDVB	Gnadenhutten	40.82
4	First National Bank of Wellston	FIWO	Wellston	40.29
5	KeyCorp	KEY	Cleveland	36.76
6	Killbuck Bancshares, Inc.	KLIB	Killbuck	33.72
7	Ohio Heritage Bancorp, Inc.	OHHB	Coshocton	32.67
8	First Place Financial Corp.	FPFC	Warren	29.05
9	Cheviot Financial Corp. (MHC)	CHEV	Cincinnati	29.01
10	F & M Bancorp	FMOO	Miamisburg	27.58

Ohio Performance Summary: Total Return

Top 10 Ohio Public Institutions: 5-Year Total Return

	Institution	Ticker	City	5-Year Total Return (%)
1	Ohio Savings Financial Corporation	OHSF	Cleveland	241.30
2	ASB Financial Corp.	ASBN	Portsmouth	142.18
3	Community National Corporation	CMNC	Franklin	131.94
4	Middlefield Banc Corp.	MBCN	Middlefield	121.82
5	BNB Bancorp, Inc.	BNBK	Brookville	104.68
6	Diamond Bancshares, Inc.	DMNB	Antwerp	100.00
7	Croghan Bancshares, Inc.	CHBH	Fremont	88.36
8	FC Banc Corp.	FCBZ	Bucyrus	83.20
9	Perpetual Federal Savings Bank	PFOH	Urbana	82.99
10	First Defiance Financial Corp.	FDEF	Defiance	82.19

Commitment To Strategic Focus



[Progress]

prog·ress [prog-res] –*n.*
gradual development or improvement of something


Cortland Loan
Production Office
mb
The Middlefield Banking Company
Dennis E. Linville


Newbury Branch


Emerald Bank
Glenn E. Aidt

EMERALD BANK: A STRATEGIC TRANSACTION

- Entry into a high growth market
- 2nd highest median income - Ohio cities with a population over 20,000
- Access to high net worth customers and business starts
- Provides geographic diversification
- Opportunity to cross-sell non-bank financial products

mbc
Middlefield Banc Corp

Middlefield Banc Corp.

Banking Footprint



Ashtabula
Lake
Geauga
Cuyahoga
Trumbull
Summit
Portage
Mahoning



Franklin

mbc
Middlefield Banc Corp

Ongoing Priorities

- High-quality loan growth
- Increase deposit market share
- Improve operating performance
- Increase visibility with investors
- Enhance shareholder value

mbc Middlefield Banc Corp

"You will get all you want in life if you help enough other people get what they want."



[Tradition]

tra-di-tion [truh-dish-uhn] –*n.*
the handing down of information, beliefs, and customs by word of mouth or by example from one generation to another

Donald D. Hunter
Chairman, Board of Directors



mbc
Middlefield Banc Corp


[Dedicated to your future]
fu•ture [fyoo-cher] –n.
something that will exist or happen in time to come

Thank You for your support

mbc
Middlefield Banc Corp.